SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        ________________________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of report (date of earliest event reported): July 29, 2003




                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)



     Texas                             0-4690                   74-2126975
(State or other jurisdiction      (Commission file         (I.R.S. employer
 of incorporation)                 number)                  identification no.)



                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (512) 404-5000

                          ____________________________


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ITEM 5.  Other Information

     As previously described in the Definitive Proxy Statement of FIC dated June 26, 2003 under the heading entitled "Certain Relationships and Related
Transactions-New Era Transactions," American Physicians Service Group Inc. ("APS") and a subsidiary of Equita Financial and Insurance Services of Texas, Inc. ("Equita") acquired 312,484 and 204,918 shares of Common Stock of FIC, respectively, from The Roy F. and Joann Cole Mitte Foundation (the "Foundation") prior to the record date for the 2003 Annual Shareholders Meeting (the "Annual Meeting"). Such shares were subject to the proxy granted to FIC by the Foundation as more particularly described in the Proxy Statement under the heading entitled "Certain Relationships and Related Transactions-Settlement of Litigation with Mitte Family."

     On July 29, 2003 FIC, at the request of APS and M&W Financial Services, Inc. ("M&W") (the Equita subsidiary), FIC released the proxy with respect to the shares of Common Stock of FIC acquired by APS and M&W from the Foundation. Accordingly, APS and M&W can each vote their respective shares directly at the Annual Meeting.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FINANCIAL INDUSTRIES CORPORATION



Date:  July 29, 2003                    By:      /s/ Theodore A. Fleron
                                           ____________________________________
                                           Theodore A. Fleron
                                           General Counsel and Secretary


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